Exhibit 10.1
Execution Version
AMENDMENT NO. 12 TO SECOND AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
          THIS AMENDMENT NO. 12, dated as of June 25, 2009 (this “Amendment”), is by and among:
     (a) Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),
     (b) Tenneco Automotive Operating Company Inc., a Delaware corporation, as initial Servicer (“Tenneco Operating” and, together with Seller, the “Seller Parties’’),
     (c) Falcon Asset Securitization Company LLC, a Delaware limited liability company as assignee of Jupiter Securitization Company LLC (“Falcon” or a “Conduit”), and Liberty Street Funding LLC, a Delaware limited liability company formerly known as Liberty Street Funding Corp., a Delaware corporation (“Liberty Street” or a “Conduit”),
     (d) The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency, individually (together with Liberty Street, the “Liberty Street Group”), and in its capacity as agent for the Liberty Street Group (a “Co-Agent”), and
     (e) JPMorgan Chase, N.A., individually (the “Falcon Committed Purchaser” and, together with Falcon, the “Falcon Group”), in its capacity as agent for the Falcon Group (a “Co-Agent”), and in its capacity as administrative agent for the Falcon Group, the Liberty Street Group and each Co-Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”).
WITNESSETH:
     WHEREAS, Seller, Tenneco Operating, the Liberty Street Group, the Falcon Group and the Agents are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of May 4, 2005, as heretofore amended (the “Receivables Purchase Agreement”), and
     WHEREAS, the parties wish to amend the Receivables Purchase Agreement on the terms and subject to the conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Receivables Purchase Agreement.

          2. Amendments.
          2.1. Section 9.1 (f)(iii) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     (iii) the average of the Dilution Ratio for each of the three (3) months then most recently ended shall exceed 4.50%.
          2.2. The definition of “Receivable” in the Receivables Purchase Agreement (and as incorporated by reference in the Receivables Sale Agreements) is hereby amended to add the following sentence at the end thereof:
For the avoidance of doubt “Receivable” shall not include any indebtedness and other obligations owed to Seller or an Originator from Chrysler LLC that was subsequently assumed by Chrysler Group LLC, but it shall include any indebtedness and other obligations owed to Seller or an Originator from Chrysler Group LLC or any of its Subsidiaries arising from the sale of goods or provision of services directly to Chrysler Group LLC or any of its Subsidiaries from and after June 10, 2009.
          3. Certain Representations. In order to induce the Agents and the Purchasers to enter into this Amendment, each of the Seller Parties hereby represents and warrants to the Agents and the Purchasers that, both before and after giving effect to the amendments contained in Section 2 hereof: (a) no Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 4 below), (b) the Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law and (c) each of such Seller Party’s representations and warranties contained in the Receivables Purchase Agreement is true and correct as of the Effective Date as though made on such date (except for such representations and warranties that speak only as of an earlier date).
          4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below.
          5. Ratification. Except as expressly modified hereby, the Receivables Purchase Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          6. Reference to Agreement. From and after the Effective Date hereof, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Receivables Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and

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nature shall be deemed to mean the Receivables Purchase Agreement, as amended by this Amendment.
          7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agents, which attorneys may be employees of an Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
<Signature pages follow>

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Execution Version
          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
FALCON ASSET SECURITIZATION COMPANY LLC
By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: Name:	/s/ John M. Kuhns John M. Kuhns
Title:	Executive Director
JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, as Falcon Agent and as Administrative Agent

By: Name:	/s/ John M. Kuhns John M. Kuhns
Title:	Executive Director
[SIGNATURE PAGE TO RECEIVABLES PURCHASE AGREEMENT AMENDMENTS #12]

LIBERTY STREET FUNDING LLC

By: Name:	/s/ Jill A. Russo Jill A. Russo
Title:	Vice President
[SIGNATURE PAGE TO RECEIVABLES PURCHASE AGREEMENT AMENDMENT #12]

Execution Version
THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Liberty Street Agent

By: Name:	/s/ Darren Ward DARREN WARD
Title:	DIRECTOR
[SIGNATURE PAGE TO RECElVABLES PURCHASE AGREEMENT AMENDMENT #12]

Execution Version
TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation

By: Name:	/s/ John E. Kunz John E. Kunz
Title:	President
TENNECO AUTOMOTIVE OPERATING COMPANY INC.,
a Delaware corporation

By: Name:	/s/ Gary Silha Gary Silha
Title:	Assistant Treasurer
By its signature below, the undersigned hereby consents to the terms of the foregoing Amendment and hereby confirms that its Performance Undertaking remains unaltered and in full force and effect:
TENNECO INC., a Delaware corporation

By: Name:	/s/ John E. Kunz John E. Kunz
Title:	Vice President and Treasurer
[SIGNATURE PAGE TO RECEIVABLES PURCHASE AGREEMENT AMENDMENT #12]